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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                 March 19, 2004


                       THE CHEESECAKE FACTORY INCORPORATED
             (Exact Name of Registrant as Specified in its Charter)


         Delaware                        0-20574                  51-0340466
(State or other jurisdiction      (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)

                                26950 Agoura Road
                        Calabasas Hills, California 91301
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:
                                 (818) 871-3000

                                 Not Applicable
          (Former name or former address, if changed since last report)

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ITEM 5.    OTHER EVENTS

     On March 19, 2004, The Cheesecake Factory Incorporated issued a press release entitled "The Cheesecake Factory to Present at Banc of America Securities Conference." A copy of the press release is attached as Exhibit 99.1.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    March 19, 2004   THE CHEESECAKE FACTORY INCORPORATED



                           By: /s/ MICHAEL J. DIXON
                               ----------------------------------------------
                               Michael J. Dixon
                               Senior Vice President and Chief Accounting
                               Officer


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                                  EXHIBIT INDEX

      Exhibit            Description
---------------------    -------------------------------------------------------
        99.1             Press Release dated March 19, 2004 entitled "The
                         Cheesecake to Present at Banc of America Securities
                         Conference."



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